UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 11, 2004
                                                --------------------------------

                         FLATBUSH FEDERAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

  Federal                            000-50377                  11-3700733
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(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
 of incorporation)

 2146 Nostrand Avenue, Brooklyn, New York                                11210
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (718) 859-6800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

          (a)  No financial statements of business acquired are required.
          (b)  No pro forma financial information is required.
          (c) Attached as an exhibit is Flatbush Federal Bancorp, Inc.'s (the "Company") press release reporting earnings for the quarter and six months ended June 30, 2004.

Item 12. Results of Operations and Financial Condition

          The Company announced its June 30, 2004 financial results by release. The press release is included as an exhibit.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 FLATBUSH FEDERAL BANCORP, INC.




                                                 By:  /s/ Anthony J. Monteverdi
                                                    ---------------------------
                                                         Anthony J. Monteverdi
                                                         Chairman, President and
                                                         Chief Executive Officer

DATE: August 11, 2004
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                                  EXHIBIT INDEX

99.1 Press release dated August 11, 2004 reporting  earnings for quarter and six
                         ---------------
     months ended June 30, 2004.